UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 27, 2024

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 (9) 957-6620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 27, 2024, the Board of Directors (the “Board”) of SolarEdge Technologies, Inc. (the “Company”) appointed Dalia Litay as the Company’s Chief Legal Officer, effective January 1, 2025. Ms. Litay is replacing Ms. Rachel Prishkolnik, the Company’s current VP General Counsel and Corporate Secretary, who, as part of succession planning discussions, notified the Board on December 27, 2024 that she will be retiring from her role as VP General Counsel and Corporate Secretary of the Company, effective as of the end of the day on December 31, 2024.  Ms. Prishkolnik will remain with the Company for a period of eight months thereafter until August 31, 2025 in a non-executive officer employee capacity in order to assist with a smooth leadership transition.  The Board and the Company are grateful to Ms. Prishkolnik for her guidance and contributions during her nearly fifteen-year tenure with the Company.  During the transition period, her cash compensation will remain unchanged and she will not be entitled to additional equity or a bonus in 2025.

          Ms. Litay, 52, served as the General Counsel of ironSource Ltd. (“ironSource”) from March of 2015, until its merger with a subsidiary of Unity Software Inc. (NYSE: U) (“Unity”) in November of 2022, following which Ms. Litay managed the legal team of Grow Solutions, a division of Unity which included ironSource, until her departure in 2024. Ms. Litay previously worked as an attorney at Meitar Liquornik Geva Leshem Tal from 2013 to 2015, and from 2004 to 2007, she worked as an attorney at Herzog Fox and Neeman. From 2001 to 2004, Ms. Litay worked at Time Inc. and at Paul, Weiss Rifkind Wharton and Garrison from 1997 to 2001. Ms. Litay holds an LL.M. in Corporate Law from NYU School of Law and an LL.B. from University of Warwick School of Law. Ms. Litay is a member of both the New York Bar and the Israeli Bar.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: December 30, 2024	By: /s/ Ariel Porat
Name: Ariel Porat Title: Chief Financial Officer